SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  March 6, 2000


                    P.D.C. Innovative Industries, Inc.
          (Exact name of registrant as specified in its charter)


                                  Nevada
            (State  or  other  jurisdiction  of  incorporation)

         0-27157                                            65-0789306
(Commission File Number)                       (IRS Employer Identification No.)

                3701  NW  126th  Ave.,  Corporate  Park  Bay  5
                        Coral  Springs,  Florida  33065
           ----------------------------------------------------
           (Address of principal executive offices) (Zip Code)

                               (954)  341-0092
                               ---------------
           Registrants  telephone  number,  including  area  code

                     MAS  Acquisition  XIV  Corp.
                      171013.  Division  Street
                     Evansville,  Indiana  47711
                           (812)  479-7226
                           ---------------
              (Former name, address, and telephone number)


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ITEM  1.  CHANGES  1N  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANTS  CERTIFYING  ACCOUNTANT

Pursuant to a Stock Exchange Agreement (the "Exchange Agreement") dated as of March 2, 2000 between MRC Legal Services Corporation, a California Corporation, which entity is the controlling shareholder of MAS Acquisition XIV Corp. ("MAS XIV"), an Indiana corporation, and PDC Innovative Industries, Inc., a Nevada corporation ("PDC" or the "Company"), PDC became the successor in interest to MAS XIV.

Subsequently, Tubbs & Bartnick, P.A., Independent Certified Public Accountants, the independent accountant previously engaged as the principal accountant to audit the financial statements of MAS XIV, were terminated. The Company has elected to utilize the services of the principal accountant engaged by PDC as the independent accountant for the combined entities.

The audit report of Tubbs & Bartnick, P.A. on the financial statements of MAS XIV as of as of June 30, 1999, and the related statements of operations, changes in stockholders' equity, and cash flows for each of the years ended June 30, 1999 and 1999, and the period from October 7, 1996 (date of inception) to June 30, 1999 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The decision to change accountants was approved by the board of directors of MAS XIV on March 6,2000. During the Audit Period, and interim period to the date hereof, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. MAS XIV has provided a copy of this disclosure to its former accountants, and MAS XIV requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses indicating agreement is included as exhibit to this report.


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ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

16.1 Letter dated February 7, 2001, from Tubbs & Bartnick, P.A. regarding their concurrence with the statements made by the Registrant in this Current Report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 7, 2001                    P.D.C. Innovative Industries, Inc.

                            /s/  Dave  Sowers
                            CEO


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